UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08518

GAMCO Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

GAMCO Gold Fund, Inc.

Third Quarter Report — September 30, 2011

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of the GAMCO Gold Fund, Inc. (the “Fund”) declined 0.3% compared with the decrease of 8.0% for the Philadelphia Gold and Silver Index (“XAU”).

Enclosed is the schedule of investments as of September 30, 2011.

Caesar Bryan

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (7/11/94)
Class AAA (GOLDX)	(0.25)%	(4.10)%	13.54%	22.43%	9.58%
Philadelphia Gold and Silver Index	(8.02)	(6.07)	7.57	12.34	2.91
Lipper Precious Metals Fund Average	(6.42)	(3.06)	13.98	21.78	8.00	(e)
Standard & Poor’s (“S&P”) 500 Index	(13.87)	1.14	(1.18)	2.82	7.56	(e)
Class A (GLDAX)	(0.25)	(4.12)	13.55	22.43	9.59
With sales charge (b)	(5.99)	(9.63)	12.21	21.71	9.21
Class B (GLDBX)	(0.42)	(4.85)	12.68	21.61	9.16
With contingent deferred sales charge (c)	(5.39)	(9.61)	12.44	21.61	9.16
Class C (GLDCX)	(0.45)	(4.83)	12.70	21.63	9.17
With contingent deferred sales charge (d)	(1.45)	(5.78)	12.70	21.63	9.17
Class I (GLDIX)	(0.19)	(3.86)	13.77	22.55	9.65

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.44%, 1.44%, 2.19%, 2.19%, and 1.19%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	The S&P 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.

GAMCO Gold Fund, Inc.

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 97.2%
	Metals and Mining — 97.2%
	Africa — 9.9%
535,500	AngloGold Ashanti Ltd., ADR	$22,148,280
1,745,249	Gold Fields Ltd., ADR	26,737,215
300,000	Harmony Gold Mining Co. Ltd., ADR	3,519,000
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	1,918,586

		54,323,081

	Australia — 11.5%
408,500	Allied Gold Mining plc†	1,247,447
3,569,000	Centamin Egypt Ltd.†	5,415,316
3,125,000	Integra Mining Ltd.†	1,406,637
400,000	Kingsgate Consolidated Ltd.	2,764,982
200,000	Medusa Mining Ltd.	1,309,055
1,347,079	Newcrest Mining Ltd. (a)	44,265,016
600,000	Perseus Mining Ltd.†	1,763,527
5,776,946	Red 5 Ltd.†	950,358
2,976,000	Red 5 Ltd., ASE†	489,578
1,500,000	Silver Lake Resources Ltd.†	3,714,001

		63,325,917

	Latin America — 0.3%
50,000	Compania de Minas Buenaventura SA, ADR	1,887,000

	North America — 55.9%
319,000	Agnico-Eagle Mines Ltd., New York	18,986,880
322,892	Agnico-Eagle Mines Ltd., Toronto	19,304,498
49,800	Alacer Gold Corp., OTC†	483,508
270,000	Alacer Gold Corp., Toronto†	2,635,843
5,500,000	Alexandria Mineral Corp.† (b)	629,831
80,000	Allied Nevada Gold Corp.†	2,864,800
250,000	Argentex Mining Corp.†	145,529
476,400	Barrick Gold Corp., New York	22,224,060
182,661	Barrick Gold Corp., Toronto	8,560,437
150,000	Continental Gold Ltd.†	950,472
150,000	Detour Gold Corp.†	3,907,816
700,000	Eastmain Resources Inc.†	734,803
754,900	Eldorado Gold Corp., New York	12,938,986
166,333	Eldorado Gold Corp., Toronto	2,865,074
467,500	Eldorado Gold Corp., Toronto (c)	8,052,653
100,000	Extorre Gold Mines Ltd.†	584,980
425,000	Franco-Nevada Corp.	15,375,274
298,000	Franco-Nevada Corp. (b)	10,780,781
65,000	Gold Resource Corp.	1,082,250
73,150	Goldcorp Inc., New York	3,338,566
748,058	Goldcorp Inc., Toronto	34,315,439
1,100,000	Golden Predator Corp.†	818,780
1,050,000	Golden Predator Corp.† (b)	781,563
500,000	Golden Queen Mining Co. Ltd.†	1,393,263
1,500,000	Golden Queen Mining Co. Ltd.†	4,179,788
1,500,000	Golden Queen Mining Co. Ltd.† (c)	4,179,788
800,000	Goldgroup Mining Inc.†	1,022,998

Shares		Market Value

300,000	Guyana Goldfields Inc.†	$2,250,215
452,000	IAMGOLD Corp., New York	8,940,560
54,000	IAMGOLD Corp., Toronto	1,073,404
150,000	International Minerals Corp.†	1,039,276
300,000	Kinross Gold Corp., New York	4,434,000
587,189	Kinross Gold Corp., Toronto	8,724,623
200,000	La Mancha Resources Inc.†	427,522
170,000	MAG Silver Corp.†	1,330,280
1,400,000	Merrex Gold Inc.† (c)	607,882
595,071	Newmont Mining Corp.	37,429,966
300,000	Northgate Minerals Corp.†	1,007,730
385,000	Osisko Mining Corp.†	4,875,418
120,000	Osisko Mining Corp.† (c)	1,519,611
1,555,556	Papuan Precious Metals Corp.† (b)	445,335
100,000	Petaquilla Minerals Ltd.†	63,937
2,440,000	Petaquilla Minerals Ltd.† (b)	1,560,072
175,000	Queenston Mining, Inc.†	801,603
750,000	Romarco Minerals Inc.†	851,703
170,000	Royal Gold Inc.	10,890,200
1,075,000	SEMAFO Inc.†	8,873,699
600,000	SEMAFO Inc.† (c)	4,952,763
1,100,000	Torex Gold Resources Inc.†	1,364,634
4,100,000	Wesdome Gold Mines Ltd.	10,055,349
629,390	Yamana Gold Inc., New York	8,597,468
168,444	Yamana Gold Inc., Toronto	2,300,945

		307,556,855

	United Kingdom — 19.6%
200,000	Avocet Mining plc	708,538
1,420,500	Fresnillo plc	34,727,207
2,340,152	Hochschild Mining plc	14,801,686
285,000	Hummingbird Resources plc†	643,366
589,200	Randgold Resources Ltd., ADR	56,987,424

		107,868,221

	TOTAL COMMON STOCKS	534,961,074

	WARRANTS — 0.3%
	North America — 0.3%
5,500,000	Alexandria Mineral Corp., expire 08/03/11† (a)(b)(d)	88,071
62,500	Franco-Nevada Corp., expire 03/13/12† (b)	405,573
87,500	Franco-Nevada Corp., expire 06/16/17†	546,927
525,000	Golden Predator Corp., expire 09/08/12† (a)(b)(d)	89,687
275,000	Golden Predator Corp., expire 11/04/12† (a)(c)(d)	73,691
50,015	Kinross Gold Corp., expire 09/03/13†	53,456
63,800	Kinross Gold Corp., Cl. D, expire 09/17/14†	148,556
700,000	Merrex Gold Inc., expire 09/30/12† (a)(c)(d)	27,343
495,000	New Gold Inc., expire 04/03/12† (c)	33,066
777,778	Papuan Precious Metals Corp., expire 09/09/11† (a)(b)(d)	81,727
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14† (a)(b)(d)	250,711

	TOTAL WARRANTS	1,798,808

See accompanying notes to schedule of investments.

GAMCO Gold Fund, Inc.

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	U.S. GOVERNMENT OBLIGATIONS — 2.5%
13,792,000	U.S. Treasury Bills, 0.000% to 0.015%††, 11/10/11 to 03/22/12	$13,790,571

	TOTAL INVESTMENTS — 100.0% (Cost $315,308,413)	$550,550,453

	Aggregate tax cost	$315,308,662

	Gross unrealized appreciation	$244,707,188
	Gross unrealized depreciation	$(9,465,397)

	Net unrealized appreciation/depreciation	$235,241,791

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $44,876,246 or 8.15% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $15,113,351 or 2.75% of total investments.
(c)	At September 30, 2011, the Fund held investments in restricted securities amounting to $19,446,797 or 3.53% of total investments, which were valued under methods approved by the Board of Directors, as follows (except as noted in (d), these securities are liquid):

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
467,500	Eldorado Gold Corp., Toronto	12/15/09	$6,123,301	$17.2249
275,000	Golden Predator Corp., Warrants expire 11/04/12 (d)	10/27/10	—	0.2680
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	2.7865
1,400,000	Merrex Gold Inc.	03/29/11	716,883	0.4342
700,000	Merrex Gold Inc., Warrants expire 09/30/12	03/29/11	—	0.0391
495,000	New Gold Inc., Warrants expire 04/03/12	03/09/07	108,702	0.0668
120,000	Osisko Mining Corp.	10/30/07	817,996	12.6634
600,000	SEMAFO Inc.	12/07/05	970,533	8.2546

(d)	Illiquid security.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

GAMCO Gold Fund, Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset values of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

GAMCO Gold Fund, Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Australia	$9,866,226	$53,459,691	—	$63,325,917
North America	302,682,854	4,874,001	—	307,556,855
United Kingdom	56,987,424	50,880,797	—	107,868,221
Other Regions (a)	56,210,081	—	—	56,210,081
Total Common Stocks	425,746,585	109,214,489	—	534,961,074
Warrants:
North America	1,154,512	616,953	$27,343	1,798,808
U.S. Government Obligations	—	13,790,571	—	13,790,571
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$426,901,097	$123,622,013	$27,343	$550,550,453

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

At December 31, 2010, the market value of Level 2 securities was $3,585,007 or 0.5% of total investments. Foreign common stock was listed in Level 2 securities due to fair value procedures applied resulting from volatility in U.S. markets after the close of the foreign markets. The fair value procedures due to U.S. market volatility was applied on September 30, 2011, resulting in a transfer of the foreign common stock to Level 2 securities. This transfer amounted to $155,059,009 or 28.16% of total investments.

GAMCO Gold Fund, Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/2010	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/2011	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
North America	$—	$—	$—	$27,343	$0	$—	$—	$—	$27,343	$27,343
TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$27,343	$0	$—	$—	$—	$27,343	$27,343

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

GAMCO Gold Fund, Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

GAMCO Gold Fund, Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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GAMCO Gold Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief
Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris Chairman BALMAC International, Inc. Salvatore J. Zizza Chairman Zizza & Co., Ltd. Daniel E. Zucchi President Daniel E. Zucchi Associates

Officers and Portfolio Manager
Caesar Bryan Portfolio Manager Peter D. Goldstein Chief Compliance Officer	Bruce N. Alpert President and Secretary Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Paul Hastings LLP

This report is submitted for the general information of the shareholders of GAMCO Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q311QR

GAMCO

GAMCO

Gold

Fund,

Inc.

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/28/11

*	Print the name and title of each signing officer under his or her signature.